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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.(S)1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of The Frontier Fund on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brent Bales, the Chief Financial Officer of Equinox Fund Management, LLC, the managing owner of The Frontier Fund, certify, pursuant to 18 U.S.C.(S)1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Frontier Fund.


                                           /s/ Brent Bales
                                           -------------------------------------
                                           Brent Bales
                                           Chief Financial Officer of Equinox
                                           Fund Management, LLC, the Managing
                                           Owner of The Frontier Fund

                                           April 15, 2005

A signed original of this written statement required by Section 906, or any other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Frontier Fund and will be retained by The Frontier Fund and furnished to the Securities and Exchange Commission or its staff upon request.

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